Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
NOTE 17:-	SUBSEQUENT EVENTS

On February 7, 2012, the Company completed the acquisition of all of the outstanding shares of Merced Systems, Inc. ("Merced"), a leading provider of performance management solutions that drive business execution in sales and service functions. The Company acquired Merced for a total consideration of approximately $ 150,000, net of cash acquired (approximately $ 22,000). The Company will pay Merced an additional amount of up to $ 20,000 in cash subject to Merced meeting certain performance targets. It is expected that integrating Merced's and the Company's capabilities will create a closed-loop Performance Management solution.